Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated February 27, 2001 included in this Annual Report on Form 10-K in Registration Statement Files No. 333-44888 and No. 333-33028.


                                                        /s/ Arthur Andersen LLP



New York, New York
April 2, 2001


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